EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of American International Ventures, Inc. (the “Company”) for the fiscal period ended May 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jack Wagenti, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 7, 2013

/s/ Jack Wagenti

Jack Wagenti

Chairman, President, Chief Financial Officer

(Principal Financial Officer)